SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Earliest Event Reported: July 8, 2003

ADAIR INTERNATIONAL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas 000-10056 74-2142545
(State or other jurisdiction (Commission File Number) (IRS Employer of incorporation or organization) Identification No.)

2425 Fountainview Dr., Suite 215

Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-4662
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On July 8, 2003, the Company appointed Superior Stock Transfer, Inc., 2425 Fountainview Drive, Suite 215, Houston, TX 77057 (713) 977-4662 as the Transfer Agent to handle securities transactions for Adair International Oil & Gas, Inc. Superior Stock Transfer, Inc. is a wholly owned subsidary of Adair International Oil & Gas, Inc.

Exhibits.

None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIR INTERNATIONAL OIL & GAS, INC.

By /s/ Richard G. Boyce Date: July 8, 2003
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Richard G. Boyce

President and Director